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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2008

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         Missouri                      0-24571             43-1816913
         --------                      -------             ----------
(State or other jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)        Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
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               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
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         On September 9, 2008, Pulaski Financial Corp., the parent company of
Pulaski Bank, announced that it sold all of its 350,000 shares of Fannie Mae 8.25% Series S fixed-rate preferred stock at an after-tax loss of $5.2 million, or $0.51 per share. Management expects that the capital ratios of Pulaski Bank will remain above the amounts necessary to be categorized as "well-capitalized" in accordance with regulatory requirements at September 30, 2008

         A copy of the September 9, 2008 press release announcing the loss on the sale of securities is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         Exhibit 99.1   Press Release dated September 9, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: September 10, 2008                        By: /s/ Ramsey K. Hamadi
                                                    --------------------------
                                                    Ramsey K. Hamadi
                                                    Chief Financial Officer